Exhibit 10.23


                            HERSHA HOSPITALITY TRUST

                                   OPTION PLAN



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                                TABLE OF CONTENTS

                                                                           Page
ARTICLE I DEFINITIONS

         1.01. Administrator..................................................1
         1.02. Affiliate......................................................1
         1.03. Agreement......................................................1
         1.04. Board..........................................................1
         1.05. Code...........................................................1
         1.06. Committee......................................................1
         1.07. Common Shares..................................................1
         1.08. Company........................................................2
         1.09. Exchange Act...................................................2
         1.10. Fair Market Value..............................................2
         1.11. Option.........................................................3
         1.12. Participant....................................................3
         1.13. Plan...........................................................3

ARTICLE II PURPOSES...........................................................3

ARTICLE III ADMINISTRATION....................................................4

ARTICLE IV ELIGIBILITY........................................................5

ARTICLE V SHARES SUBJECT TO PLAN

         5.01. Shares Issued..................................................5
         5.02. Aggregate Limit................................................5
         5.03. Reallocation of Shares.........................................6

ARTICLE VI OPTIONS............................................................6

         6.01. Award..........................................................6
         6.02. Option Price...................................................6
         6.03. Maximum Option Period..........................................6
         6.04. Nontransferability.............................................6
         6.05. Transferable Options...........................................7
         6.06. Employee Status................................................7
         6.07. Exercise.......................................................7
         6.08. Payment........................................................8
         6.09. Shareholder Rights.............................................8
         6.10. Disposition of Shares..........................................9

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ARTICLE VII ADJUSTMENT UPON CHANGE IN COMMON SHARES...........................9

ARTICLE VIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES...........10

ARTICLE IX GENERAL PROVISIONS

         9.01. Effect on Employment and Service..............................11
         9.02. Unfunded Plan.................................................11
         9.03. Rules of Construction.........................................11

ARTICLE X AMENDMENT..........................................................12

ARTICLE XI DURATION OF PLAN..................................................12

ARTICLE XII EFFECTIVE DATE OF PLAN...........................................12

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                                    ARTICLE I
                                   DEFINITIONS

1.01.    Administrator

         Administrator means (i) while the Company is a Non-Public Company (as defined in Section 1.18), the Board, and (ii) while the Company is a Public Company (as defined in Section 1.18), the Committee and any delegate of the Committee that is appointed in accordance with Article III.

1.02.    Affiliate

         Affiliate means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company.

1.03.    Agreement

         Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option.

1.04.    Board

         Board means the Board of Trustees of the Company.

1.05.    Code

         Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.06.    Committee

         Committee means the Compensation Committee of the Board.

1.07.    Common Shares

         Common Shares means the common shares of the Company.

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1.08.    Company

         Company means Hersha Hospitality Trust.

1.09.    Exchange Act

         Exchange Act means the Securities Exchange Act of 1934, as amended.

1.10.    Fair Market Value

         Fair Market Value means, on any given date, the current fair market value of a Common Share as determined pursuant to subsection (a), (b) or (c) below.

         (a) While the Company is a Non-Public Company, Fair Market Value shall be determined by the Committee using any reasonable method in good faith.

         (b) While the Company is a Public Company, Fair Market Value shall be determined as follows: if the Common Shares are not listed on an established stock exchange, Fair Market Value shall be the average of the final bid and asked quotations on the over-the-counter market in which the Common Shares are traded or, if applicable, the reported "closing" price of a Common Share in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. If the Common Shares are listed on an established stock exchange or exchanges, Fair Market Value shall be deemed to be the highest closing price of a Common Share reported on that stock exchange or exchanges. In any case, if no sale of Common Shares is made on any stock exchange or over-the-counter market on that date, then Fair Market Value shall be determined as of the next preceding day on which there was a sale. For purposes of this definition, the term "Public Company" means an entity that has sold securities pursuant to an effective registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended, and the term "Non-Public Company" means

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an entity that has never sold securities  pursuant to an effective  registration statement on Form S-11 filed pursuant to the Securities Act of 1933, as amended.

         (c) Notwithstanding the foregoing, Fair Market Value on the effective date of the registration statement relating to the initial public offering of the Company shall be the initial public offering price of the Common Shares.

1.11.    Option

         Option means a share option that entitles the holder to purchase from the Company a stated number of Common Shares at the price set forth in an Agreement.

1.12.    Participant

         Participant means an employee of the Company or an Affiliate, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Administrator to receive an Option.

1.13.    Plan

         Plan means the Hersha Hospitality Trust Option Plan.

                                   ARTICLE II
                                    PURPOSES

         The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive share options") and Options not so qualifying. No Option that is intended to be an incentive share option shall be invalid for failure to qualify as an incentive share option. The proceeds received by the Company from the sale of Common Shares pursuant to this Plan shall be used for general corporate purposes.

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                                   ARTICLE III
                                 ADMINISTRATION

         The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Options upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option may be exercised. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations
pertaining  to  the   administration   of  the  Plan;  and  to  make  all  other
determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. All expenses of administering this Plan shall be borne by the Company.

         The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and

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other  provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                   ARTICLE IV
                                   ELIGIBILITY

         Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Trustees of the Company who are employees of the Company or an Affiliate may be selected to participate in this Plan.

                                    ARTICLE V
                             SHARES SUBJECT TO PLAN

5.01.    Shares Issued

         Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs) Common Shares from its authorized but unissued Common Shares.

5.02.    Aggregate Limit

         The maximum aggregate number of Common Shares that may be issued under this Plan pursuant to the exercise of Options is 650,000 shares, subject to adjustment as provided in Article VII.

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5.03.    Reallocation of Shares

         If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of Common Shares allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

                                   ARTICLE VI
                                     OPTIONS

6.01.    Award

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of Common Shares covered by such awards; provided, however, that no individual may be granted Options in any calendar year covering more than [________] Common Shares.

6.02.    Option Price

         The price per share for Common Shares purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.

6.03.    Maximum Option Period

         The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option shall be exercisable after the expiration of five years from the date such Option was granted.

6.04.    Nontransferability

         Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any

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Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.    Transferable Options

         Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive share option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities and Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.

6.06. Employee Status

         For purposes of determining the applicability of Section 422 of the Code (relating to incentive share options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.07.    Exercise

         An Option granted under this Plan will be exercisable only if (i) the Company obtains a per share closing price on the Common Shares of $9.00 or higher for 20 consecutive trading days; and (ii) the closing price on the Common

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Shares for the prior  trading day was $9.00 or higher.  Subject to the preceding sentence and the other provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive share options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for shares having a Fair Market Value (determined as of the date an Option is granted) exceeding the amount prescribed by the Code (currently $100,000). An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

6.08. Payment

         Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator, or by the surrender to the Company or attestation of ownership of Common Shares. If Common Shares are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares that are surrendered or that are the subject of attestation must not be less than the Option price of the shares for which the Option is being exercised.

6.09. Shareholder Rights

         No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

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6.10.    Disposition of Shares

         A Participant shall notify the Company of any sale or other disposition of Common Shares acquired pursuant to an Option that was an incentive share option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Shares to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

                                   ARTICLE VII
                     ADJUSTMENT UPON CHANGE IN COMMON SHARES

         The maximum number of shares as to which Options may be granted under this Plan, the terms of outstanding Options and the per individual limitations on the number of shares for which Options may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (i) the Company (a) effects one or more share dividends, share split-ups, subdivisions or consolidations of shares or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this
Article VII by the Committee shall be final and conclusive.

         The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options may be granted, the per individual limitations on the number of shares for which Options may be granted or the terms of outstanding Options.

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         The Committee may grant  Options in  substitution  for stock options or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Option grants shall be as the Committee, in its discretion, determines is appropriate.

                                  ARTICLE VIII
              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         No Option shall be exercisable, no Common Shares shall be issued, no certificates for Common Shares shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Shares for which an Option is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

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                                   ARTICLE IX
                               GENERAL PROVISIONS

9.01.    Effect on Employment and Service

         Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

9.02.    Unfunded Plan

         The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

9.03. Rules of Construction

         Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

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                                    ARTICLE X
                                    AMENDMENT

         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of Common Shares that may be issued under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

                                   ARTICLE XI
                                DURATION OF PLAN

         No Option may be granted under this Plan more than ten years after the earlier of the date that the Plan is adopted by the Board or is approved by the Company's shareholders as provided in Article XII. Options granted before that date shall remain valid in accordance with their terms.

                                   ARTICLE XII
                             EFFECTIVE DATE OF PLAN

         Options may be granted under this Plan upon its adoption by the Board, provided that no Option shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present.